UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

January 17, 2014
Date of Report (Date of earliest event reported)

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AMERICAN REALTY CAPITAL PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

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Maryland	001-35263	45-2482685
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 Park Avenue
New York, New York 10022
(Address of principal executive offices, including zip code)

(212) 415-6500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

This Form 8-K is being filed in connection with a memorandum of understanding (a “memorandum of understanding”) regarding the settlement of certain litigation relating to, among other things, the Agreement and Plan of Merger (the “Merger Agreement”), dated as of October 22, 2013, by and among American Realty Capital Properties, Inc., a Maryland corporation (“ARCP”), Clark Acquisition, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of ARCP (“Merger Sub”) and Cole Real Estate Investments, Inc., a Maryland corporation (“Cole”), providing for the merger (the “Merger”) of Cole with and into Merger Sub, with Merger Sub surviving as a wholly-owned subsidiary of ARCP.

On December 27, 2013, a putative class action lawsuit challenging the proposed transaction was filed in the Supreme Court for the State of New York against ARCP, members of the ARCP board of directors and Cole on behalf of ARCP stockholders. This action is captioned Realistic Partners v. Nicholas S. Schorsch, et al. The named plaintiff claims to be an ARCP stockholder and purports to represent all holders of ARCP’s stock. The complaint generally alleges that the individual defendants breached a fiduciary duty concerning disclosure owed to plaintiff, to the other public stockholders of ARCP and to ARCP, and that Cole aided and abetted that breach. Among other remedies, plaintiff seeks injunctive relief prohibiting the defendants from completing the Merger or, in the event that an injunction is not awarded, money damages, costs and attorneys’ fees.

On January 17, 2014, solely to avoid the costs, risks, and uncertainties inherent in litigation and without admitting any liability or wrongdoing, ARCP, Cole and the other named defendants in the Realistic Partners action entered into a memorandum of understanding with the plaintiff in the Realistic Partners action to settle the case.

The defendants believe that no further disclosure is required to supplement the proxy statement under applicable laws; however, to avoid the risk that the litigation may delay or otherwise adversely affect the consummation of the Merger and to minimize the expense of defending such action, ARCP and Cole have agreed, pursuant to the terms of the proposed settlement, to make certain supplemental disclosures related to the proposed Merger, all of which are set forth below. The memorandum of understanding contemplates that the parties will enter into a stipulation of settlement. The stipulation of settlement will be subject to customary conditions, including court approval following notice to ARCP’s and Cole’s stockholders. In the event that the parties enter into a stipulation of settlement, a hearing will be scheduled by the court to consider the fairness, reasonableness, and adequacy of the settlement. In the event the settlement is finally approved by the court, it will resolve and release all claims in all actions that were or could have been brought challenging any aspect of the proposed Merger, the Merger Agreement, and any disclosure made in connection therewith, among other claims, pursuant to terms that will be disclosed to stockholders prior to final approval of the settlement. In addition, in connection with the settlement, the parties contemplate that plaintiff’s counsel in the Realistic Partners action will file a petition in the court for an award of attorneys’ fees and expenses to be paid by ARCP, which the defendants may oppose. ARCP will pay or cause to be paid any attorneys’ fees and expenses awarded by the court. There can be no assurance that the parties will ultimately enter into a stipulation of settlement or that the court will approve the settlement even if the parties were to enter into such stipulation. In such event, the proposed settlement as contemplated by the memorandum of understanding may be terminated.

SUPPLEMENT TO JOINYPROXY STATEMENT/PROSPECTUS

 In connection with the settlement of the outstanding stockholder litigation entitled Realistic Partners v. Nicholas S. Schorsch, et al., ARCP and Cole have agreed to make these supplemental disclosures to the joint proxy statement/prospectus. This supplemental information should be read in conjunction with the joint proxy statement/prospectus, which should be read in its entirety. Page references in the below disclosures are to the joint proxy statement/prospectus, and defined terms used but not defined herein have the meanings set forth in the joint proxy statement/prospectus.

The Merger – Background of the Merger

The section of the proxy statement “The Merger – Background of the Merger” beginning on page 104 is hereby amended and supplemented as follows:

The paragraph beginning on page 105 and continuing onto page 106 is deleted in its entirety and replaced with the following:

At a meeting of the ARCP Board held on March 12, 2013 at which representatives from RCS Capital, Weil, Gotshal & Manges LLP (which is referred to as Weil) and Proskauer Rose LLP, or Proskauer, were present, the ARCP Board continued discussions surrounding a possible bid for all of the outstanding common stock of Cole, which, at that time, was a non-traded REIT that had not yet consummated the Cole Holdings Acquisition. Certain members of ARCP management present at the meeting presented to the ARCP Board materials outlining the proposed transaction with Cole. After discussion, the ARCP Board unanimously authorized management to prepare a financial model and an offer letter to be submitted to Cole. At this meeting, after review of presentation materials regarding the credentials and past experience of RCS Capital, the independent members of the ARCP Board approved the engagement of RCS Capital as structuring and merger and acquisition advisor to ARCP in connection with the proposed transaction. In addition, at this meeting Mr. Schorsch reported to the ARCP Board that he and other members of ARCP management had previously interviewed four investment banking firms to act as ARCP’s financial and strategic advisor in connection with the proposed transaction and reported on the investment banking firms interviewed. The Board had previously authorized Mr. Schorsch and other members of management to interview investment banks, but did not meet with any of the investment banks other than Barclays Capital which made a presentation to the Board at the March 17, 2013 meeting. Mr. Schorsch explained that the criteria for selecting an investment bank to act as ARCP’s financial and strategic advisor included, among other things, an investment bank’s institutional knowledge of the non-traded and traded REIT industries, its capacity to provide the functions of a full service investment bank and the investment banking team’s past experience advising other companies in connection with similar transactions. Following discussion, the independent directors of the ARCP Board authorized management to proceed with negotiations to finalize an engagement with an investment bank as may be recommended by management, as external financial advisor in connection with the proposed transaction. At this meeting the ARCP Board also approved the engagement of Weil as ARCP’s external M&A counsel in connection with the proposed transaction, reaffirmed the continued engagement of Proskauer as ARCP’s external corporate counsel in connection with the transaction, and engaged the Abernathy MacGregor Group as ARCP’s public relations firm in connection with the proposed transaction.

The Merger – Recommendation of the ARCP Board and Its Reasons for the Merger

The section of the proxy statement “The Merger – Recommendation of the ARCP Board and Its Reasons for the Merger” beginning on page 118 is hereby amended and supplemented as follows:

The fourth full paragraph on page 118 is deleted in its entirety and replaced with the following:

•	On October 18, 2013, in advance of the meeting with Mr. Schorsch, the Cole Board met with representatives of Goldman Sachs and Wachtell Lipton, to review the current status of negotiations and discuss those items on which the Cole Board wanted additional information from Mr. Schorsch. Following this discussion, Mr. Schorsch, along with Michael Weil, then President of ARCP, Mr. Kahane, Brian Block, then Executive Vice President and Chief Financial Officer of ARCP, and James Tanaka, the General Counsel of RCS Capital, joined the meeting, and Mr. Schorsch explained in detail his vision for the merged entity and presented more information regarding ARCP’s self-management plan. Among other things, he described his view that the transaction would be a transformative transaction and, as a result of its increased size and scale, the combined company was expected be the largest net lease REIT by enterprise value and equity market capitalization and one of the largest publicly traded REITs in the U.S.; that ARCP ‘s management team would be supplemented by the addition of members from Cole’s experienced management teams resulting in a high level of expertise in the real estate net lease sector; and combining the two portfolios would provide significant rent growth potential, especially in an improving economy. He also described plans to terminate the management agreement, bring on new executive officers, in addition to new officers from Cole and internalize operations. Following this presentation, the Cole Board asked numerous questions of Mr. Schorsch regarding his strategic plans and discussed various issues in respect of these plans and the proposed transaction. Mr. Schorsch and his colleagues then exited the meeting, and representatives of Goldman Sachs discussed with the Cole Board several items in respect of the proposed transaction, including an analysis of the ability of other parties in the net-lease space to partner with Cole in a potential merger on terms similar to those proposed by ARCP. During this discussion, representatives of Goldman Sachs noted the prior conversations that representatives of Cole management and/or representatives of Goldman Sachs had with Parties A, B, C, D and E, none of which submitted a formal proposal to acquire Cole. The Cole Board further noted the competitive risks involved in approaching Party F for a strategic transaction without a positive indication that Party F would be interested in such a transaction. Members of Cole management then joined the meeting to present a preliminary review of the financial model regarding a potential transaction. Following these presentations, after extensive discussion, the Cole Board determined that it would be appropriate to extend ARCP’s exclusivity through the following Wednesday, October 23, 2013, in order to resolve remaining outstanding issues, and instructed representatives of Wachtell Lipton and Goldman Sachs to continue negotiating transaction details with ARCP and Proskauer.

The Merger – Opinion of ARCP’s Financial Advisor

The section of the proxy statement “The Merger – Opinion of ARCP’s Financial Advisor” beginning on page 126 is hereby amended and supplemented as follows:

The first full paragraph on page 134 is deleted in its entirety and replaced with the following:

Barclays Capital is acting as financial advisor to ARCP in connection with the proposed transaction and will receive an aggregate of $14 million of fees for its services $2 million of which is payable for rendering this opinion at the time such opinion is rendered and credited against the aggregate fee, which balance is payable upon the consummation of the proposed transaction. In addition, ARCP has agreed to reimburse a portion of Barclays Capital’s expenses in connection with the proposed transaction and indemnify Barclays Capital for certain liabilities that may arise out of Barclays Capital’s engagement by ARCP and the rendering of Barclays Capital’s opinion. Barclays Capital has performed various investment banking and financial services for ARCP and Cole in the past, and Barclays Capital may perform such services in the future, and has received, and expects to receive, customary fees for such services. Barclays Capital has not received any fees from Cole for such services in the past two (2) years. With respect to ARCP, specifically, in the past two (2) years, Barclays Capital has performed the following investment banking and financial services: (i) Barclays provided a $150.0 million commitment in connection with ARCP’s $1.7 billion senior secured credit facility, dated February 14, 2013 (as amended), (ii) Barclays Capital served as joint book-running manager in July 2013 for ARCP’s offering of $310.0 million of Convertible Senior Notes due 2018 and (iii) Barclays Capital served as joint book-running manager in December 2013 for ARCP’s offering of $287.5 million of 3.00% Convertible Senior Notes due 2018 (including $37.5 million of notes issued on exercise of the underwriters’ over-allotment option), or the 2018 Notes, and $402.5 million of its 3.75% Convertible Senior Notes due 2020 (including $52.5 million of notes issued on exercise of the underwriters’ over-allotment option), or the 2020 Notes, and, together with the 2018 Notes, the December 2013 Convertible Notes. Furthermore, Barclays has been engaged to act as the arranger for a $2.175 billion term loan and a $575.0 million bridge loan facility (and Barclays has also been engaged to act as initial purchaser in connection with the issuance of $575.0 million of bonds which may be issued in lieu of such $575.0 million bridge loan) to ARCP in connection with the proposed transaction, the proceeds of which may be used to refinance certain debt of the combined company that may be outstanding following the effective time of the merger and to pay all or a portion of the cash consideration in connection with the merger. In accordance with the terms of the commitment letter in connection therewith, the commitments of Barclays and the other Commitment Parties were reduced as a result of the issuance of the December 2013 Convertible Notes. After such issuance, $2.06 billion remains available under the term loan facility, and the bridge loan facility was terminated. Pursuant to such financing commitments, Barclays expects to receive certain customary indemnification and fees from ARCP, including certain fees payable depending on various circumstances and contingencies. Certain of these fees could be passed on to lenders other than Barclays in the event of the syndication of the financing contemplated by the financing commitments.

Additional Information about Merger Between ARCP and Cole and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed merger between ARCP and Cole, ARCP and Cole filed a definitive joint proxy statement/prospectus with the U.S. Securities and Exchange Commission (“SEC”) on December 23, 2013 and commenced mailing the definitive joint proxy statement/prospectus and a form of proxy to the stockholders of ARCP and Cole. These materials are not a substitute for the definitive joint proxy statement/prospectus or the Registration Statement on Form S-4 (File No. 333-192106) that ARCP filed with the SEC in connection with the proposed merger with Cole. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) REGARDING THE PROPOSED MERGER, AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THE JOINT PROXY STATEMENT/ PROSPECTUS AND SUCH OTHER DOCUMENTS CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ARCP, COLE AND THE PROPOSED MERGER. The definitive joint proxy statement/prospectus contains additional detail concerning the benefits of the proposed merger, the risks associated therewith and conflicts of interest.

Investors and stockholders of ARCP and Cole may obtain free copies of the definitive joint proxy statement/prospectus and other relevant documents filed with the SEC from the SEC’s website maintained at www.sec.gov. Copies of the documents filed by ARCP with the SEC are also available free of charge on ARCP’s website at www.arcpreit.com, and copies of the documents filed by Cole with the SEC are available free of charge on Cole’s website at www.ColeREIT.com.

Participants in Solicitation relating to the Merger Between ARCP and Cole

ARCP, Cole, ARC and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from ARCP’s and Cole’s stockholders in respect of the proposed Cole merger. Information regarding ARCP’s directors and executive officers can be found in ARCP’s definitive proxy statement filed with the SEC on April 30, 2013. Information regarding Cole’s directors and executive officers can be found in Cole’s definitive proxy statement filed with the SEC on April 11, 2013. Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and other relevant documents filed with the SEC in connection with the proposed Cole merger if and when they become available. These documents are available free of charge on the SEC’s website and from ARCP or Cole, as applicable, using the sources indicated above.

Forward-Looking Statements

Information set forth herein (including information included or incorporated by reference herein) contains “forward-looking statements” (as defined in Section 21E of the Securities Exchange Act of 1934, as amended), which reflect ARCP’s and Cole’s expectations regarding future events. The forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to, whether and when the transactions contemplated by any of the merger agreements will be consummated, the combined company’s plans, market and other expectations, objectives, intentions, as well as any expectations or projections with respect to the combined company, including regarding future dividends and market valuations, and estimates of growth, including funds from operations and adjusted funds from operations and other statements that are not historical facts.

The following additional factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Cole merger agreement; (2) the inability to obtain regulatory approvals for the Cole merger transaction and the approval by ARCP’s stockholders of the issuance of ARCP common stock in connection with the Cole merger and the approval by Cole’s stockholders of the Cole merger; (3) risks related to disruption of management’s attention from the ongoing business operations due to the proposed Cole merger; (4) the effect of the announcement of the proposed Cole merger on ARCP’s or Cole’s relationships with their respective customers, tenants, lenders, operating results and businesses generally; (5) the outcome of any legal proceedings relating to any of the Cole merger or merger agreement; (6) risks to consummation of the Cole merger, including the risk that the merger will not be consummated within the expected time period or at all; and (7) ARCP’s inability to timely achieve the benefits associated with becoming a self-managed real estate company. Additional factors that may affect future results are contained in ARCP’s and Cole’s filings with the SEC, which are available at the SEC’s website at www.sec.gov. ARCP and Cole disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REALTY CAPITAL PROPERTIES, INC.

Date: January 17, 2014	By: /s/ Nicholas S. Schorsch
Name: Nicholas S. Schorsch
Title: Chief Executive Officer and Chairman of the Board of Directors